SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549




                             FORM 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT               JANUARY 26, 1998
(DATE OF EARLIEST EVENT REPORTED)            JANUARY 14, 1998



                           CHESAPEAKE ENERGY CORPORATION
              (Exact name of Registrant as specified in its Charter)


    OKLAHOMA                       1-13726                    73-1395733
(State or other jurisdiction     (Commission                 (IRS Employer
of incorporation)                File Number)              Identification No.)



          6100 NORTH WESTERN AVENUE,  OKLAHOMA CITY,  OKLAHOMA     73118
                (Address of principal executive offices)         (Zip Code)

                         (405) 848-8000
        (Registrant's telephone number, including area code)

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             INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.   OTHER EVENTS

     On January 14, 1998, Chesapeake Energy Corporation ("Chesapeake") announced that it has arranged a $500 million revolving credit facility through the Union Bank of California. The facility will have an initial borrowing base of $200 million which will be used to replace the approximate $200 million of debt that Chesapeake will assume in conjunction with its pending acquisitions of DLB Oil & Gas, Inc. and Hugoton Energy Corporation. The January 14, 1998 press release is filed herewith as Exhibit 99, and is incorporated herein by reference.

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                             SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              CHESAPEAKE ENERGY CORPORATION



                              BY:        AUBREY K. MCCLENDON
                                         Aubrey K. McClendon,
                                         Chairman of the Board and
                                         Chief Executive Officer

Dated: January 14, 1998
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----------------------------EXHIBIT INDEX------------------------------------

EXHIBIT     DESCRIPTION                       METHOD OF FILING
99          Press Release issued by the       Filed herewith electronically
            Registrant on January 14,
            1998

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